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                                                              Exhibit 99.906CERT

                                 CERTIFICATIONS

                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

Each of the undersigned below certifies that:

     1. This report on Form N-CSR of Lord Abbett Municipal Income Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Date:   May 24, 2006


                                By: /s/ Robert S. Dow
                                    -----------------
                                    Robert S. Dow
                                    Chief Executive Officer,
                                    Chairman and President


                                By: /s/ Joan A. Binstock
                                    --------------------
                                    Joan A. Binstock
                                    Chief Financial Officer and Vice President


   A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT
   APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT
        REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO THE REGISTRANT AND WILL BE
         RETAINED BY THE REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE
                                           COMMISSION OR ITS STAFF UPON REQUEST.